UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: June 15, 2007

CHINA EXPERT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30644	98-0348086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2611-13, Great Eagle Centre 23 Harbour Road Wanchai, Hong Kong
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 852-2802-1555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Guigan City Information Contract

On June 15, 2007, the Company’s wholly-owned subsidiary, Expert Network (Shenzhen) Company Limited (“Expert Network”), entered into a contract (the “Contract”) with Guigang City Information Administration Centre, a Chinese corporation (“Guigang IAC”) to construct an e-government system for the Guigang City Government, located in the Guangxi Province, China. Pursuant to the Contract, the Company has been engaged to provide services for the design and implementation of the following systems:

•

Hardware Platform Integration

•

Security Platform

•

Application Platform

•

Portal Website

•

Unified Administration Approval System

•

Coordinated Office System

•

Calling Center

•

Geographical Information System

•

Emergency Commanding System

•

Auxiliary Decision System

•

Financial Control System

•

Social Medical Security Information System

•

Smart Card System

•

Information Database

Under the terms of the Contract, the project is scheduled to commence in January 2008, and is expected to be completed in December 2010. Total fees paid to the Company for all phases of the Contract are RMB196,920,000 or approximately US $25,829,639.  The net contract sum, after excluding hardware purchases to be made on behalf of the customer and PRC business tax, is RMB172,372,230, or approximately US $22,609,752.

Other than the Contract, there is no material relationship between the Company or its affiliates and Guigang IAC.

Consultant Contract with Fujian Internet Consultants Limited

On June 14, 2007, Expert Network entered into a Consultant Contract (“Consultant Contract”) with Fujian Internet Consultants Limited, pursuant to which it agreed to pay a consultant fee equal to 5% of the total contract amount of the Contract (exclusive of the Hardware Platform to be purchased on behalf of the project owner) for project consultant services provided by Fujian Internet Consultants Limited.  The fee is payable within 10 business days after signing of the Contract, and is payable in common stock of the Company valued at a price equal to the average of the daily market closing price of the Company’s common stock for the 10 trading days before the signing of the Contract.  In accordance with the terms of the Consultant Contract, the Company will issue a total of 192,407 shares, valued at $6.19 per share, in payment of the consultant fee.

Other than the Consultant Contract, there is no material relationship between the Company or its affiliates and Fujian Internet Consultants Limited.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)

The following exhibits are filed herewith:

10.60

Main Contract, dated as of June 15, 2007, by and between Expert Network (Shenzhen) Company Limited and Guigang City Information Administration Center

10.61

Consultant Contract, dated as of June 14, 2007, by and between Expert Network (Shenzhen) Company Limited and Fujian Internet Consultants Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EXPERT TECHNOLOGY, INC.

By: /s/ Fu Wan Chung, Simon

Chief Financial Officer and Director

Date: June 28, 2007